Revenue from contracts with customers	12 Months Ended
Dec. 31, 2019
Revenue From Contracts With Customers [Abstract]
Revenue from contracts with customers
Revenue from contracts with customers
The amounts shown in the table below are included in Sales and other operating revenues in the group income statement. An analysis of total sales and other operating revenues by segment and region is provided in Note 5.
Revenue from contracts with customers, by product

			$ million
	2019	2018	2017
Crude oil	62,130	65,276	49,670
Oil products	180,528	195,466	159,821
Natural gas, LNG and NGLs	20,167	21,745	16,196
Non-oil products and other revenues from contracts with customers	13,254	13,768	12,538
Revenues from contracts with customers	276,079	296,255	238,225

The group’s sales to customers of crude oil and oil products were substantially all made by the Downstream segment. The group’s sales to customers of natural gas, LNG and NGLs were made by the Upstream segment. A significant majority of the group’s sales of non-oil products and other revenues from contracts with customers were made by the Downstream segment.
See Note 1 - impact of new International Financial Reporting Standards - Not yet adopted - IFRIC agenda decision on IFRS 9 'Financial instruments' for further information on changes to the presentation of revenue from contracts with customers that will apply from 1 January 2020.